Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement               |_|   Confidential, For Use
                                                      of the Commission
                                                      Only (as permitted by
                                                      Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                DAG Media, Inc..
                (Name of Registrant as Specified in Its Charter)

                                Yael Shimor-Golan
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

                                 DAG MEDIA, INC.

Notice of Annual Meeting of Stockholders to be held on Thursday, July 10th, 2003

                                   ----------

      The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York, on Thursday, July 10, 2003 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

            1.    Election of seven (7) Directors.

            2. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on June 4, 2003 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                        By order of the Board of Directors


                                        Assaf Ran
                                        President

Kew Gardens, New York
June 10, 2003

--------------------------------------------------------------------------------
IMPORTANT:  Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

            Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

            We shall appreciate your giving this matter your prompt attention.

                                 DAG MEDIA, INC.

                                   ----------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            to be Held July 10, 2003

                                   ----------

      Proxies in the form enclosed with this Statement are solicited by the Board of Directors of DAG Media, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401 New York, New York, on July 10, 2003 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June 10, 2003.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, the close of business on June 4, 2003, there were outstanding 2,927,460 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all seven nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on May 31, 2003 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

                                            Shares Beneficially
           Name of Beneficial Owner               Owned(1)            % of Class

      Assaf Ran
      C/o DAG Media, Inc.
      125-10 Queens Boulevard
      Kew Gardens, New York 11415                 1,455,595             49.72%

      All Directors and Officers as a
        group (7 persons)                         1,586,595             54.19%

        5% and Greater Stockholders

      Hummingbird Management, LLC                   416,830             14.23%

----------
(1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 2,927,460 shares outstanding on May 31, 2003.

                              ELECTION OF DIRECTORS

      Seven directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the seven nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election. All seven nominees are currently members of our Board of Directors.

      The nominees for election and certain information about them are shown in the following table:

                                                                                           Shares
                                                                                        Beneficially        Percent
Nominees for Election                                                                     Owned on            Of
                                                                                       May 31, 2003(1)       Class
                                                                                       ---------------       -----

Assaf Ran, 37, has been our Chief Executive Officer, President and a member of our Board of Directors since our inception in 1989. In 1987 Mr. Ran founded
     Dapey Assaf Maagarei Mechirim, Ltd., a publishing company in
     Israel, and is a member of its board of directors.                                   1,455,595          49.72%

Michael J. Jackson, 38, has been a member of our Board of Directors since July
     2000. Since September 1999, he has been with AGENCY.COM, a global internet professional services company and from October 2001 has been the Chief
     Financial Officer of the company. From October 1994 until August 1999, Mr.
     Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr.
     Jackson also served on the New York State Society Auditing Standards and
     Procedures Committee from 1998 to 1999 and was serving on the New York
     State Society's SEC Committee from
     1999 to 2001.                                                                           21,000            *

Yael  Shimor-Golan,  33,  our chief  financial  officer  and a member of our
     Board of Directors  joined DAG Media in August 2001. Mrs.  Shimor-Golan is an Israeli  licensed  CPA and  previously  worked at Marks  Paneth &
     Shron LLP, a Manhattan  accounting  firm,  since 1999.  From 1995 until
     1999 Mrs.  Shimor-Golan  was a partner at the firm Shimon Dill & Co. an
     accounting firm in Jerusalem, Israel.                                                   16,000            *

Phillip Michals, 33, has been a member of our Board of Directors since March
     1999. He is the founder and, since August 1996, the president of Up-Tick
     Trading, a consulting company to investment banking firms. Since November
     2000, he has also been a principal and a vice president of RG Michals Inc., a management-consulting firm. Mr. Michals received a BS degree in human
     resources from the University of Delaware in May 1992.                                  28,000            *

Eran Goldshmid, 36, has been a member of our Board of Directors since March
     1999. Mr. Goldshmid received certification as a financial consultant in
     February 1993 from the school for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside,
     England in December 1998. From December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel.
     Since August 2001, he is the president of the New
     York Diamond Center, New York, NY.                                                      28,000            *

                                                                                           Shares
                                                                                        Beneficially        Percent
Nominees for Election                                                                     Owned on            Of
                                                                                       May 31, 2003(1)       Class
                                                                                       ---------------       -----

Stephen A.  Zelnick,  Esq.,  65, joined our Board of Directors in July 2000.
     He has been a partner in the law firm Morse  Zelnick  Rose & Lander LLP since its  inception in 1995 and has been a practicing  attorney in New
     York  State  for more than 40 years.  Mr.  Zelnick  is also a member of the  board  of  directors  of  Adstar,  Inc.,  an  application  service
     provider for the classified advertising industry.                                       31,000            *

Howard Bernstein, 43, was appointed to our board in November 2002. Since 1982,
     Mr. Bernstein has been CEO of Bernstein & Andriulli, an artist management agency. He graduated with honor from the Boston University's Communication
     School in 1982.                                                                          7,000            *

----------
*     Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

            The Board unanimously recommends a vote FOR the election
                            of each of the nominees.

Board of Directors and Committees

      The Board of Directors held six meetings during fiscal year 2002. The Audit Committee held three meetings during fiscal year 2002 and the Compensation Committee held three meetings during fiscal year 2002. The Audit Committee was comprised of Messrs. Michael J. Jackson, Stephen A. Zelnick and Phillip Michals and the Compensation Committee was comprised of Messrs. Stephen A. Zelnick, Phillip Michaels and Eran Goldshmid.

      All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees. All the incumbent directors are standing for reelection as directors.

      The Compensation Committee's role is to review and recommend to the Board the compensation and benefits of all officers of the Company, to review general policy matters relating to compensation and benefits of all of the officers of the Company, to administer the stock option plan and to authorize the issuance of stock options to the Company's officers, employees, directors and consultants.

      The Audit Committee's role is to meet with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee is operating under the Audit Committee Charter, which was adopted by the Board of Directors. All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD").

Audit Committee Report

      The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2002. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Company has discussed with its independent auditors, Grant Thornton LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Grant Thornton LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Grant Thornton LLP its independence from management and the Company. Grant Thornton LLP has full and free access to the Audit Committee.

      Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Audit Committee Members: Stephen A. Zelnick, Michael J. Jackson and Phillip Michals.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2000, 2001 and 2002 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2002 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           Summary Compensation Table

                                                      Long-Term Compensation
                                                    --------------------------
                                       Annual
                                    Compensation       Awards         Payouts
                                    ------------    ------------    ------------
                                                    Common Stock
                                                     Underlying       All Other
     Name and                       Salary/Bonus      Options       Compensation
Principal Position         Year         ($)             (#)              ($)
---------------------      ----     ------------    ------------    ------------

Assaf Ran                  2002       $125,000           --            $3,750
Chief Executive            2001       $107,732           --            $3,400
Officer and President      2000       $ 67,788           --              --


Compensation of Directors

      Non-employee directors are granted, upon becoming a director, and renewal of director term, five-year options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They also receive cash compensation of $200 per meeting attended.

Employment Contracts

      In March 1999, the Company entered into an employment agreement with Assaf Ran, its president and chief executive officer. Mr. Ran's employment term renews automatically on July 1st of each year for successive one-year periods unless either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000and annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by the Company. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2001 the compensation committee approved an increase in Mr. Ran's compensation to an annual base salary of $125,000 and as of March 2003 an additional increase was approved to an annual base salary of $225,000.

Certain Relationships and Related Transactions

      None

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2002.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

      The Company's Annual Report for the year ended December 31, 2002 including Audited Consolidated Financial Statements is included with this proxy material. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Yael Shimor-Golan, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2004 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2004. Such proposals should be addressed to Yael Shimor-Golan, Chief Financial officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                        By order of the Board of Directors


                                          Assaf Ran
                                          President

Kew Gardens, New York
June 10, 2003

                    DAG MEDIA, INC. - LANGUAGE OF PROXY CARD
                        ANNUAL MEETING - JULY 10TH, 2003

Side 1:

8888
                                 DAG MEDIA, INC.

    This proxy is solicited by the Board of Directors for the Annual Meeting on July 10, 2003

The undersigned hereby appoints Assaf Ran and Yael Shimor-Golan, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of DAG Media, Inc. (the "Company") to be held on July 10, 2003 at 9:00 a.m. Eastern Daylight Time, at the offices of Morse, Zelnick, Rose & Lander LLP 405 Park Avenue (14th floor), New York, NY 10022 , and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

                  (Continue and to be signed on Reverse Side.)

Side 2:

                   Please date, sign and mail your proxy card
                            back as soon as possible!

                         Annual Meeting of Stockholders
                                 DAG MEDIA, INC.

                                  July 10, 2003

                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
                Please mark your
                votes as in this
                example.

A |X|

        ELECTION                                  Nominees: Assaf Ran
        OF                                                  Phillip Michals
        DIRECTORS                                           Eran Goldshmid
                                                            Yael Shimor-Golan
                                                            Stephen A. Zelnick
                                                            Michael Jackson
                                                            Howard Bernstein


           FOR all nominees                   WITHHOLD
           listed at right (except)           AUTHORITY
           as marked to the                   to vote for all
           contrary below)                    nominees listed at right

Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line below.


----------------------------------------------------

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.


Signature of Stockholder_____________________ Dated: ____________________, 2003

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER.